                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      21
             NOTES TO FINANCIAL STATEMENTS      26
                DIVIDEND REINVESTMENT PLAN      30
    TRUST OFFICERS AND IMPORTANT ADDRESSES      32

Long-term investment strategies can
help you
cope with
uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a

                    variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

-----------------------------
NYSE Ticker Symbol - VIM
-----------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
Six-month total return                               3.91%        4.69%
---------------------------------------------------------------------------
One-year total return                                7.70%       11.95%
---------------------------------------------------------------------------
Five-year average annual total return                4.59%        6.87%
---------------------------------------------------------------------------
Life-of-Fund average annual total return             6.38%        7.46%
---------------------------------------------------------------------------
Commencement date                                               1/24/92
---------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                          5.63%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common stock price(4)                                     8.80%
---------------------------------------------------------------------------
Preferred share (Series A) rate(5)                               3.299%
---------------------------------------------------------------------------
Preferred share (Series B) rate(5)                               3.399%
---------------------------------------------------------------------------
Net asset value                                                  $16.15
---------------------------------------------------------------------------
Closing common stock price                                       $14.40
---------------------------------------------------------------------------
Six-month high common stock price (01/17/01)                     $15.25
---------------------------------------------------------------------------
Six-month low common stock price (11/21/00)                    $13.8125
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  100%


                                    [PIE CHART]
As of October 31, 2000
- AAA/Aaa............  100%

                                    [PIE CHART]

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
11/00                                                                      0.0725                             0.0000
12/00                                                                      0.0715                             0.0591
1/01                                                                       0.0715                             0.0000
2/01                                                                       0.0675                             0.0000
3/01                                                                       0.0675                             0.0000
4/01                                                                       0.0675                             0.0000

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2001                    OCTOBER 31, 2000
                                                                       --------------                    ----------------
Airport                                                                    17.20                              19.70
Retail Electric/Gas/Telephone                                              14.10                              13.10
Transportation                                                              9.90                               8.50
General Purpose                                                             9.30                               7.90
Public Building                                                             7.30                               5.90

* Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--January 1992 through April 2001)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
1/92                                                                      15.0000                            15.0000
                                                                          14.8500                            14.5000
                                                                          15.6700                            15.0000
                                                                          15.9900                            15.2500
12/92                                                                     15.9500                            14.8750
                                                                          17.0500                            16.1250
                                                                          17.6000                            16.2500
                                                                          18.2400                            17.0000
12/93                                                                     17.9800                            16.5000
                                                                          16.1500                            15.2500
                                                                          15.8700                            15.3750
                                                                          15.4400                            14.7500
12/94                                                                     14.8300                            13.2500
                                                                          16.0800                            15.1250
                                                                          16.2800                            15.7500
                                                                          16.4800                            15.7500
12/95                                                                     17.1400                            16.0000
                                                                          16.4000                            16.0000
                                                                          16.1800                            16.2500
                                                                          16.5200                            16.2500
12/96                                                                     16.5500                            16.2500
                                                                          16.1900                            16.0000
                                                                          16.6000                            16.6875
                                                                          17.0000                            17.1250
12/97                                                                     17.1600                            17.1875
                                                                          17.1200                            16.8250
                                                                          17.1100                            16.9375
                                                                          17.5600                            17.5625
12/98                                                                     17.1800                            17.5625
                                                                          17.0200                            17.3750
                                                                          16.2300                            16.3750
                                                                          15.7100                            15.1250
12/99                                                                     15.1300                            13.6875
                                                                          15.5300                            14.0000
                                                                          15.5500                            14.6250
                                                                          15.7300                            14.9375
12/00                                                                     16.5200                            14.2500
                                                                          16.5900                            14.5100
4/01                                                                      16.1500                            14.4000

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER
WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN TRUST FOR
INSURED MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED
THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2001. JOSEPH A. PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE MARCH 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. At the start of the reporting period, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on April 18, 2001--another surprise cut that spurred a market rally. Taken together, these repeated cuts helped create a more favorable environment for fixed-income investments.

    Still, the markets remain wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought a mixed bag of company announcements and economic indicators. Layoffs continued and corporate earnings remained under pressure from slowing economic activity, but we did hear news from a few companies, such as IBM, that were optimistic about meeting their goals for 2001. The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and 0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. Excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    Responding to the stronger performance of bonds in 2000, and the persistent downtrend in stocks, investors began to move money into municipal bonds. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    Due to the trend toward lower market interest rates in general, the trust's dividend was reduced twice during the period. Still, the portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0675 per share translates to a distribution rate of 5.63 percent based on the trust's closing market price on April 30, 2001. Based on these figures, investors would have to have earned a distribution rate of 8.80 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2001, the trust produced a total return of 3.91 percent based on market price. This reflects an increase in market price from $14.31 per share on October 31, 2000, to $14.40 per share on April 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 4.39 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO
    THESE MARKET CONDITIONS IN MANAGING THE TRUST?

A   When we made new investments,
we often looked to the long-
intermediate portion of the yield curve for opportunities, primarily targeting securities with maturities in the 15-to-20-year range, a segment of the market that we believed to offer the best relative value. We deemed longer-term securities to be slightly riskier, reasoning that the Fed's rate cuts at the short end of the maturity spectrum made it more likely that the municipal yield curve would steepen--short-term rates would decline more than long-term rates.

    When the markets rallied, high-
grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance. The demand for high-quality fixed-income investments translated into higher prices within this market segment and strong performance for the trust's insured portfolio, which at this time consists entirely of securities rated AAA.

    Other favored investments included longer-term premium bonds priced to an early call date, giving us the yield associated with a longer maturity but the price sensitivity of a bond with a much shorter maturity. Because these types of bonds tend to be somewhat less volatile, we believe that the opportunity to invest in these securities offered an excellent balance of risk and reward.

    The portfolio's weighted average maturity fell to 19.35 years, down slightly from 20.29 years. This is consistent with our goal of making the portfolio somewhat less sensitive to changes in interest rates. A statistical measure of this sensitivity, known as duration, was down by 0.78 years over the period, reflecting our efforts to maintain a duration that is equal to or slightly less than that of the trust's performance benchmark, the Lehman Brothers Municipal Bond Index.

Q   HOW DID THESE STRATEGIES
    AFFECT THE COMPOSITION OF THE TRUST'S PORTFOLIO?

A   Throughout this time, the trust
remained diversified over a wide range of market sectors, maintaining a broad mix of national and specialty-state issuers as well. With the strong supply of insured bonds in the marketplace, we had an opportunity to restructure the portfolio according to prevailing market conditions.

    Airport bonds remained the largest holding in the trust, representing 17.2 percent of total long-term investments. This allocation was reduced by 2.5 percent over the course of the reporting period as we took steps to maintain a balance of sectors within the portfolio. This was the largest shift throughout the period.

    Retail electric/gas/telephone bonds are still the trust's second largest holding, representing 14.1 percent of long-term investments, up from 13.1 percent as of October 31, 2000. Transportation bonds and general-purpose bonds were the next largest sector allocations, with 9.9 percent and 9.3 percent, respectively.

    The portfolio's exposure within the housing sector continues to creep lower, as insured supply in this area of the marketplace has dwindled over recent months. The trust's allocations to single-family housing bonds declined by 0.6 percent, while multi-family housing bonds decreased by just 0.09 percent.

    In general, the portfolio's composition reflects investment decisions that were based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal Reserve
Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed-income markets may be expecting further rate cuts by the Fed, but these expectations may already be fully reflected in current price levels.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect potential flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance, and the portfolio should be positioned to benefit from the market's supply-and-demand dynamics.

    Overall, we will maintain the trust's current emphasis on quality, while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-rate environments, while trusts with longer durations perform better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common share-holders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                             MARKET
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
          MUNICIPAL BONDS  98.2%
          ALABAMA  2.1%
$1,480    Dothan-Houston Cnty, AL Arpt Auth Arpt Rev
          (MBIA Insd).................................      5.600%   12/01/20   $  1,495,644
 3,685    Hoover, AL Brd Ed Cap Outlay Tax Antic Wts
          (MBIA Insd) (a).............................      5.250    02/15/16      3,697,308
                                                                                ------------
                                                                                   5,192,952
                                                                                ------------
          ALASKA  0.5%
 2,000    North Slope Borough, AK Cap Apprec Ser B
          (MBIA Insd).................................     *         06/30/11      1,200,980
                                                                                ------------
          ARIZONA  0.8%
 1,840    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg (FSA
          Insd).......................................      7.250    07/15/10      1,930,804
                                                                                ------------

          CALIFORNIA  2.7%
 2,500    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Pacific Gas & Elec Ser B (FSA Insd).....      6.350    06/01/09      2,559,925
 9,000    San Jose, CA Single Family Mtg Rev Cap
          Apprec Ser A (GEMIC Mtg Collateralized).....     *         04/01/16      4,049,640
                                                                                ------------
                                                                                   6,609,565
                                                                                ------------
          COLORADO  0.4%
 1,000    Pitkin Cnty, CO Sch Dist No 1 Aspen (FGIC
          Insd).......................................      5.375    12/01/17      1,015,280
                                                                                ------------

          DISTRICT OF COLUMBIA  0.8%
 2,000    Metropolitan WA DC Arpts Ser A (MBIA
          Insd).......................................      5.500    10/01/27      2,007,980
                                                                                ------------

          FLORIDA  3.7%
 2,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd).......................................      5.950    07/01/20      2,126,460
 1,000    Miami-Dade Cnty, FL Parks Pgm (FGIC Insd)...      4.750    11/01/23        904,090
 1,000    Miami-Dade Cnty, FL Professional Sports
          Franchise Fac Tax Rfdg (MBIA Insd)..........      4.750    10/01/30        893,760

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)                     DESCRIPTION                    COUPON      MATURITY      VALUE
          FLORIDA (CONTINUED)
$2,000    Miami-Dade Cnty, FL Spl Oblig Ser B (MBIA
          Insd).......................................      5.000%   10/01/37   $  1,863,140
 1,045    Orange Cnty, FL Hsg Fin Auth Single Family
          Mtg Rev Ser A (GNMA Collateralized).........      6.200    10/01/16      1,088,639
 2,000    Pasco Cnty, FL Solid Waste Disp & Res
          Recovery Sys Rev (AMBAC Insd)...............      6.000    04/01/11      2,188,380
                                                                                ------------
                                                                                   9,064,469
                                                                                ------------
          GEORGIA  0.8%
 1,860    George L Smith ll GA Wrld Congress Cent Auth
          Rev Domed Stadium Proj Rfdg (MBIA Insd).....      6.000    07/01/10      2,023,141
                                                                                ------------

          HAWAII  2.2%
 1,450    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co & Subsidiaries (MBIA
          Insd).......................................      6.550    12/01/22      1,518,947
   585    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co Proj Ser B (MBIA Insd).....      7.600    07/01/20        598,256
 2,000    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co Proj Ser C (AMBAC Insd)....      6.200    11/01/29      2,119,540
 1,250    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co Ser D Rfdg (AMBAC Insd)....      6.150    01/01/20      1,318,537
                                                                                ------------
                                                                                   5,555,280
                                                                                ------------
          ILLINOIS  13.6%
 2,000    Bolingbrook, IL Cap Apprec Ser B (MBIA
          Insd).......................................     *         01/01/32        323,980
 3,000    Chicago, IL Brd Ed Cap Apprec Sch Reform B-1
          (FGIC Insd).................................     *         12/01/26        665,640
 1,000    Chicago, IL Brd of Ed (FGIC Insd)...........      5.500    12/01/31      1,000,320
 5,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd).......................................     *         01/01/28      1,078,450
 2,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd).......................................     *         01/01/29        406,720
 2,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd).......................................     *         01/01/30        382,920
 3,000    Chicago, IL Midway Arpt Rev Ser B (MBIA
          Insd).......................................      5.000    01/01/35      2,733,450
 9,050    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          Intl Terminal (MBIA Insd) (b)...............      6.750    01/01/18      9,366,750
 3,000    Chicago, IL Proj Ser C Rfdg (FGIC Insd).....      5.500    01/01/40      2,959,500

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)                     DESCRIPTION                    COUPON      MATURITY      VALUE
          ILLINOIS (CONTINUED)
$  610    Chicago, IL Residential Mtg Rev Cap Apprec
          Ser B Rfdg (MBIA Insd)......................     *         10/01/09   $    343,454
 2,000    Cook Cnty, IL Cap Impt Ser A (FGIC Insd)....      5.000%   11/15/28      1,863,760
 2,955    Cook Cnty, IL Ser B Rfdg (MBIA Insd)........      5.000    11/15/15      2,917,383
 1,000    Illinois Edl Facs Auth Rev DePaul Univ
          (AMBAC Insd)................................      5.625    10/01/16      1,035,850
 1,000    Illinois Edl Facs Auth Rev Robert Morris
          College (MBIA Insd).........................      5.800    06/01/30      1,019,260
 1,500    Illinois St (FGIC Insd).....................      5.000    03/01/12      1,526,145
 1,260    Kendall, Kane & Will Cntys, IL (FGIC Insd)
          (a).........................................      5.500    10/01/12      1,322,635
 1,620    Kendall, Kane & Will Cntys, IL (FGIC Insd)
          (a).........................................      5.500    10/01/13      1,688,429
 5,000    Saint Clair Cnty, IL Cap Apprec (FGIC
          Insd).......................................     *         10/01/21      1,460,100
 4,500    Will Cnty, IL Sch Dist No 122 Cap Apprec Ser
          B (FSA Insd)................................     *         11/01/19      1,587,825
                                                                                ------------
                                                                                  33,682,571
                                                                                ------------
          INDIANA  2.1%
 1,235    Indianapolis, IN Loc Pub Impt Ser D (AMBAC
          Insd).......................................      5.500    02/01/21      1,242,756
 2,750    Indianapolis, IN Loc Pub Impt Ser E (AMBAC
          Insd).......................................      5.750    02/01/29      2,764,025
 1,120    Indianapolis, IN Thermal Ser A (MBIA
          Insd).......................................      5.125    10/01/21      1,086,030
                                                                                ------------
                                                                                   5,092,811
                                                                                ------------
          KANSAS  1.4%
 2,795    Kansas St Dev Fin Auth Lease Juvenile
          Justice Auth Ser D (MBIA Insd)..............      5.250    05/01/15      2,843,968
   570    Olathe Labette Cnty, KS Single Family Mtg
          Rev Coll Ser A-I Rfdg (GNMA
          Collateralized).............................      8.100    08/01/23        618,057
                                                                                ------------
                                                                                   3,462,025
                                                                                ------------
          LOUISIANA  2.5%
 3,145    Calcasieu Parish, LA Mem Hosp Svc Dist Hosp
          Rev Lake Charles Mem Hosp Proj Ser A (Connie
          Lee Insd)...................................      6.650    12/01/21      3,313,195
 1,000    Louisiana Hsg Fin Agy Mtg Rev Coll Mtg Malta
          Square Proj (GNMA Collateralized)...........      6.450    09/01/27      1,046,990
    15    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd).............      6.600    01/01/04         15,496
   250    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd).............      6.700    01/01/05        258,182
   170    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd).............      6.800    01/01/06        175,533

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)                     DESCRIPTION                    COUPON      MATURITY      VALUE
          LOUISIANA (CONTINUED)
$  370    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd).............      6.850%   01/01/09   $    381,233
 1,000    New Orleans, LA Rfdg (FGIC Insd)............      4.750    12/01/26        881,900
                                                                                ------------
                                                                                   6,072,529
                                                                                ------------
          MICHIGAN  11.8%
 1,000    Central MI Univ Revs Gen (FGIC Insd)........      5.000    10/01/23        945,210
 1,000    Detroit, MI Downtown Dev Auth Tax Increment
          Rev Dev Area No 1 Projs Ser A Rfdg (MBIA
          Insd).......................................      4.750    07/01/25        896,000
 5,510    Detroit, MI Econ Dev Corp Res Recovery Rev
          Ser A (FSA Insd)............................      6.875    05/01/09      5,628,961
 1,000    Ferndale, MI Ser IV (FGIC Insd).............      5.250    04/01/16      1,006,000
 1,970    Holly, MI Area Sch Dist Rfdg (FGIC Insd)....      5.000    05/01/19      1,885,448
 5,000    Michigan St Ctfs Prtn (AMBAC Insd)..........      5.500    06/01/27      5,032,800
 1,000    Monroe Cnty, MI Econ Dev Corp Ltd Oblig Rev
          Coll Detroit Edison Co Ser AA Rfdg (FGIC
          Insd).......................................      6.950    09/01/22      1,213,170
 3,500    Monroe Cnty, MI Pollutn Ctl Rev Coll Detroit
          Edison Monroe Ser 1 (MBIA Insd).............      6.875    09/01/22      3,682,035
 1,000    Taylor, MI Tax Increment Fin Auth Tax
          Increment (FSA Insd)........................      5.375    05/01/17      1,006,920
 8,500    Wayne Charter Cnty, MI Arpt Rev Detroit
          Metro Wayne Cnty Ser A (MBIA Insd)..........      5.000    12/01/28      7,833,175
                                                                                ------------
                                                                                  29,129,719
                                                                                ------------
          MISSISSIPPI  2.1%
   820    Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser C (GNMA Collateralized)......      8.125    12/01/24        884,944
   883    Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser D (GNMA Collateralized)......      8.100    12/01/24        955,892
   691    Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser E (GNMA Collateralized)......      8.100    12/01/25        748,139
 2,500    Mississippi Hosp Equip & Fac Auth Rev Rush
          Med Fndtn Proj (Connie Lee Insd)............      6.700    01/01/18      2,590,025
                                                                                ------------
                                                                                   5,179,000
                                                                                ------------
          MISSOURI  0.9%
 1,000    Missouri St Hsg Dev Comm Multi-Family Hsg
          Brookstone Ser A (FSA Insd).................      6.000    12/01/16      1,036,890
 1,095    Missouri St Hsg Dev Comm Multi-Family Hsg
          Truman Farm Ser A (FSA Insd)................      5.750    10/01/11      1,115,444
                                                                                ------------
                                                                                   2,152,334
                                                                                ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)                     DESCRIPTION                    COUPON      MATURITY      VALUE
          NEBRASKA  1.5%
$1,305    Nebraska Invt Fin Auth Multi-Family Rev Hsg
          Cambury Hills Apts Pgm (FSA Insd)...........      5.700%   10/01/12   $  1,345,559
 1,100    Nebraska Invt Fin Auth Multi-Family Rev Hsg
          Summit Club Apts Proj (FSA Insd)............      5.700    10/01/12      1,134,188
 1,200    Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized) (c)....      9.648    09/15/24      1,258,500
                                                                                ------------
                                                                                   3,738,247
                                                                                ------------
          NEVADA  3.8%
 9,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser A (FGIC Insd)...........................      6.700    06/01/22      9,407,610
                                                                                ------------

          NEW JERSEY  1.2%
 3,085    New Jersey St Hwy Auth Garden Sr Pkwy Rfdg
          (FGIC Insd) (a).............................      5.250    01/01/19      3,052,947
                                                                                ------------

          NEW MEXICO  2.1%
 1,900    Albuquerque, NM Arpt Rev Ser A (AMBAC
          Insd).......................................      6.600    07/01/16      2,000,206
 2,070    New Mexico Edl Assistance Fndtn Student Ln
          Rev Ser A (AMBAC Insd)......................      6.850    04/01/05      2,148,391
   985    New Mexico Mtg Fin Auth Single Family Mtg
          Pgm A2 (GNMA Collateralized)................      6.050    07/01/16      1,031,856
                                                                                ------------
                                                                                   5,180,453
                                                                                ------------
          NEW YORK  2.8%
 3,000    Long Island Pwr Auth NY Elec Sys Rev Gen Ser
          A (FSA Insd)................................      5.125    12/01/16      3,006,330
 1,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser A (FGIC Insd)...................      4.750    06/15/31        897,600
 3,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)............      5.750    12/01/25      3,093,390
                                                                                ------------
                                                                                   6,997,320
                                                                                ------------
          NORTH CAROLINA  0.8%
 2,225    New Hanover Cnty, NC Hosp Rev New Hanover
          Regl Med Cent Proj (AMBAC Insd).............      4.750    10/01/23      1,998,450
                                                                                ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)                     DESCRIPTION                    COUPON      MATURITY      VALUE

          OHIO  2.9%
$2,500    Cuyahoga Falls, OH Ser 1 (FGIC Insd)........      5.250%   12/01/17   $  2,512,750
 5,000    Hamilton Cnty, OH Sales Tax Hamilton Cnty
          Football Proj Ser B (MBIA Insd).............      5.000    12/01/27      4,717,850
                                                                                ------------
                                                                                   7,230,600
                                                                                ------------
          OKLAHOMA  0.5%
 1,250    Tulsa, OK Arpt Impt Tr Gen Rev Ser A (FGIC
          Insd).......................................      6.000    06/01/20      1,306,425
                                                                                ------------

          OREGON  1.3%
 2,150    Oregon St Bd Bk Rev OR Econ Cmnty Dev Dept
          Ser A (MBIA Insd)...........................      5.500    01/01/16      2,210,243
 1,000    Port Portland, OR Arpt Rev Portland Intl
          Arpt Ser D Rfdg (FGIC Insd).................      5.000    07/01/23        938,510
                                                                                ------------
                                                                                   3,148,753
                                                                                ------------
          PENNSYLVANIA  6.8%
 7,500    Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh
          Intl Arpt Ser A (FSA Insd)..................      6.800    01/01/10      7,791,525
 2,000    Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh
          Intl Arpt Ser B (FSA Insd)..................      6.625    01/01/22      2,073,760
 2,000    Allegheny Cnty, PA Hosp Dev Auth Rev
          Pittsburgh Mercy Hlth Sys Inc (AMBAC
          Insd).......................................      5.625    08/15/26      2,041,740
 3,000    Philadelphia, PA (FSA Insd).................      5.000    03/15/28      2,806,080
 1,950    Sayre, PA Hlthcare Fac Auth Rev Hosp VHA PA/
          VHA East Fin Pgm Ser B (AMBAC Insd).........      6.375    07/01/22      2,009,377
                                                                                ------------
                                                                                  16,722,482
                                                                                ------------
          RHODE ISLAND  0.7%
 1,500    Rhode Island Port Auth & Econ Dev Corp Arpt
          Rev Ser A (FSA Insd)........................      7.000    07/01/14      1,760,805
                                                                                ------------

          SOUTH CAROLINA  3.8%
 4,575    South Carolina St Port Auth Port Rev
          (Escrowed to Maturity) (AMBAC Insd).........      6.750    07/01/21      4,697,381
 4,575    South Carolina St Port Auth Port Rev Rfdg
          (Escrowed to Maturity) (AMBAC Insd).........      6.750    07/01/21      4,697,381
                                                                                ------------
                                                                                   9,394,762
                                                                                ------------
          SOUTH DAKOTA  0.4%
 1,000    South Dakota St Hlth & Edl Fac Auth
          Vocational Ed Pgm Ser A (AMBAC Insd)........      5.400    08/01/13      1,030,320
                                                                                ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)                     DESCRIPTION                    COUPON      MATURITY      VALUE

          TEXAS  13.8%
$1,085    Brazos River Auth, TX Johnson Cnty Surface
          (AMBAC Insd)................................      5.800%   09/01/11   $  1,125,384
 5,000    Brazos River Auth, TX Pollutn Ctl Rev Coll
          TX Util Elec Co Proj A (AMBAC Insd).........      6.750    04/01/22      5,209,600
 5,000    Brazos River Auth, TX Pollutn Ctl Rev Coll
          TX Util Elec Co Proj B (FGIC Insd)..........      6.625    06/01/22      5,222,500
 1,000    Brazos River Auth, TX Pollutn Ctl Rev Coll
          TX Util Elec Co Proj C (FGIC Insd)..........      6.700    10/01/22      1,052,840
 2,000    Brazos River Auth, TX Rev Houston Inds Inc
          Proj Ser A (AMBAC Insd).....................      5.125    05/01/19      1,907,280
 2,675    Dallas Cnty, TX Cmnty College Fin Sys (AMBAC
          Insd).......................................      5.375    02/15/18      2,674,759
 2,305    Harris Cnty, TX Hsg Fin Corp Multi- Family
          Hsg Rev Cypress Ridge Apts (FSA Insd).......      6.350    06/01/26      2,402,663
 2,000    Harris Cnty-Houston, TX Sports Auth Spl Rev
          Ser A (MBIA Insd)...........................      5.000    11/15/25      1,864,860
 4,000    Houston, TX Arpt Sys Rev Sub Lien Ser A
          (FGIC Insd).................................      6.750    07/01/21      4,098,200
 1,800    Midland, TX Ctfs Oblig Arpt Sub Lien (FSA
          Insd).......................................      5.850    03/01/13      1,855,908
 1,150    Texas St Tpk Auth Dallas North President
          George Bush Tpk (FGIC Insd).................      5.250    01/01/23      1,118,732
 3,285    Texas St Veterans Hsg Assistance (MBIA Insd)
          (b).........................................      6.800    12/01/23      3,431,380
 2,000    Tyler, TX Hlth Fac Dev Corp Hosp Rev Mother
          Frances Hosp of Tyler (FGIC Insd)...........      6.500    07/01/22      2,080,200
                                                                                ------------
                                                                                  34,044,306
                                                                                ------------
          VIRGINIA  0.6%
 1,495    Harrisonburg, VA Redev & Hsg Auth
          Multi-Family Hsg Rev (FSA Insd).............      6.200    04/01/17      1,537,608
                                                                                ------------

          WASHINGTON  4.5%
 2,000    Chelan Cnty, WA Pub Util Dist No 1 Cons Rev
          Chelan Hydro Ser A (MBIA Insd)..............      5.600    01/01/36      1,971,220
 1,855    Grant Cnty, WA Pub Util Dist No 2 Priest
          Rapids Hydro Elec Rev Second Ser D (AMBAC
          Insd).......................................      6.000    01/01/13      1,952,425
 1,460    Grant Cnty, WA Pub Util Dist No 2 Priest
          Rapids Hydro Elec Rev Second Ser D (AMBAC
          Insd).......................................      6.250    01/01/17      1,538,241

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)                     DESCRIPTION                    COUPON      MATURITY      VALUE
          WASHINGTON (CONTINUED)
$2,235    Grant Cnty, WA Pub Util Dist No 2 Wanapum
          Hydro Elec Rev Second Ser D (AMBAC Insd)....      6.000%   01/01/13   $  2,352,382
 1,770    Grant Cnty, WA Pub Util Dist No 2 Wanapum
          Hydro Elec Rev Second Ser D (AMBAC Insd)....      6.250    01/01/17      1,864,854
 1,405    Pierce Cnty, WA (AMBAC Insd)................      5.750    08/01/13      1,504,207
                                                                                ------------
                                                                                  11,183,329
                                                                                ------------
          PUERTO RICO  2.3%
 5,000    Puerto Rico Comwlth Hwy & Transn Auth Hwy
          Rev Ser Y Rfdg (FSA Insd)...................      6.250    07/01/21      5,708,450
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  98.2%
  (Cost $232,236,341)........................................................    242,814,307
SHORT-TERM INVESTMENTS  4.2%
  (Cost $10,500,164).........................................................     10,500,164
                                                                                ------------
TOTAL INVESTMENTS  102.4%
  (Cost $242,736,505)........................................................    253,314,471
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.4%)................................     (5,972,682)
                                                                                ------------
NET ASSETS  100.0%...........................................................   $247,341,789
                                                                                ============

*  Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio. The price of this security may be more volatile than the price of a comparable fixed rate security. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GEMIC--General Electric Mortgage Insurance Corp.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $242,736,505).......................    $253,314,471
Cash........................................................          40,637
Receivables:
  Interest..................................................       4,260,437
  Investments Sold..........................................          43,215
Other.......................................................           4,131
                                                                ------------
    Total Assets............................................     257,662,891
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       9,902,796
  Investment Advisory Fee...................................         128,788
  Administrative Fee........................................          42,929
  Income Distributions--Preferred Shares....................          37,225
  Affiliates................................................          11,778
Trustees' Deferred Compensation and Retirement Plans........         133,432
Accrued Expenses............................................          64,154
                                                                ------------
    Total Liabilities.......................................      10,321,102
                                                                ------------
NET ASSETS..................................................    $247,341,789
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,600 issued with liquidation preference of
  $25,000 per share)........................................    $ 90,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,741,284 shares issued and
  outstanding)..............................................          97,413
Paid in Surplus.............................................     143,720,258
Net Unrealized Appreciation.................................      10,577,966
Accumulated Net Realized Gain...............................       2,575,220
Accumulated Undistributed Net Investment Income.............         370,932
                                                                ------------
    Net Assets Applicable to Common Shares..................     157,341,789
                                                                ------------
NET ASSETS..................................................    $247,341,789
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($157,341,789 divided by
  9,741,284 shares outstanding).............................    $      16.15
                                                                ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $ 7,086,210
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        743,147
Administrative Fee..........................................        247,716
Preferred Share Maintenance.................................        120,877
Trustees' Fees and Related Expenses.........................         16,264
Custody.....................................................          8,715
Legal.......................................................          6,916
Other.......................................................         71,264
                                                                -----------
    Total Expenses..........................................      1,214,899
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 5,871,311
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 2,575,556
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      9,869,487
  End of the Period.........................................     10,577,966
                                                                -----------
Net Unrealized Appreciation During the Period...............        708,479
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 3,284,035
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 9,155,346
                                                                ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................    $  5,871,311        $ 12,260,850
Net Realized Gain.................................       2,575,556           2,252,498
Net Unrealized Appreciation During the Period.....         708,479           3,705,514
                                                      ------------        ------------
Change in Net Assets from Operations..............       9,155,346          18,218,862
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares...................................      (4,071,368)         (9,375,389)
  Preferred Shares................................      (1,653,565)         (3,666,172)
                                                      ------------        ------------
                                                        (5,724,933)        (13,041,561)
                                                      ------------        ------------

Distributions from Net Realized Gain:
  Common Shares...................................        (575,710)                -0-
  Preferred Shares................................        (243,895)                -0-
                                                      ------------        ------------
                                                          (819,605)                -0-
                                                      ------------        ------------
Total Distributions...............................      (6,544,538)        (13,041,561)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................       2,610,808           5,177,301
NET ASSETS:
Beginning of the Period...........................     244,730,981         239,553,680
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $370,932
  and $224,554, respectively).....................    $247,341,789        $244,730,981
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   SIX MONTHS
                                                     ENDED
                                                   APRIL 30,     -------------------
                                                      2001         2000       1999
                                                   ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)......   $15.88      $  15.35    $ 17.43
                                                     ------      --------    -------
  Net Investment Income...........................      .60          1.26       1.27
  Net Realized and Unrealized Gain/Loss...........      .34           .61      (1.87)
                                                     ------      --------    -------
Total from Investment Operations..................      .94          1.87       (.60)
                                                     ------      --------    -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders...................      .42           .96        .99
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders...................      .17           .38        .28
  Distributions from Net Realized Gain:
    Paid to Common Shareholders...................      .06           -0-        .16
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders...................      .02           -0-        .05
                                                     ------      --------    -------
Total Distributions...............................      .67          1.34       1.48
                                                     ------      --------    -------
NET ASSET VALUE, END OF THE PERIOD................   $16.15      $  15.88    $ 15.35
                                                     ======      ========    =======

Market Price Per Share at End of the Period.......   $14.40      $14.3125    $ 14.50
Total Investment Return at Market Price (b).......    3.91%**       5.45%    -12.42%
Total Return at Net Asset Value (c)...............    4.69%**      10.09%     -5.64%
Net Assets at End of the Period (In millions).....   $247.3      $  244.7    $ 239.6
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares*...............................    1.53%         1.61%      1.56%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)..........    5.32%         5.72%      5.97%
Portfolio Turnover................................      23%**         41%        53%
 * Ratio of Expenses to Average Net Assets
   Including Preferred Shares.....................     .98%         1.01%      1.00%
** Non-Annualized

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.263 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                            JANUARY 24, 1992
                                                             (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                       OF INVESTMENT
---------------------------------------------------------    OPERATIONS) TO
     1998     1997     1996      1995     1994      1993    OCTOBER 31, 1992
----------------------------------------------------------------------------
    $17.01   $16.69   $ 16.69   $14.88   $ 18.21   $15.28        $14.74
    ------   ------   -------   ------   -------   ------        ------
      1.28     1.30      1.32     1.34      1.35     1.36           .92
       .59      .58       .06     1.88     (3.15)    2.95           .34
    ------   ------   -------   ------   -------   ------        ------
      1.87     1.88      1.38     3.22     (1.80)    4.31          1.26
    ------   ------   -------   ------   -------   ------        ------
      1.00     1.05      1.05     1.05      1.05      .97           .52
       .31      .29       .33      .36       .30      .29           .20
       .11      .16       -0-      -0-       .15      .09           -0-
       .03      .06       -0-      -0-       .03      .03           -0-
    ------   ------   -------   ------   -------   ------        ------
      1.45     1.56      1.38     1.41      1.53     1.38           .72
    ------   ------   -------   ------   -------   ------        ------
    $17.43   $17.01   $ 16.69   $16.69   $ 14.88   $18.21        $15.28
    ======   ======   =======   ======   =======   ======        ======

    $17.75   $17.25   $16.125   $15.75   $ 13.50   $17.25        $14.50
     9.77%   15.04%     9.19%   24.96%   -15.57%   26.98%          .09%**
     9.27%    9.58%     6.53%   19.80%   -12.20%   26.75%         5.33%**
    $259.1   $254.5   $ 251.0   $250.6   $ 233.2   $265.2        $237.0
     1.56%    1.57%     1.60%    1.63%     1.57%    1.54%         1.51%
     5.65%    6.05%     5.99%    6.16%     6.33%    6.29%         6.08%
       66%      36%       35%      28%       26%      38%           90%**
     1.01%    1.01%     1.02%    1.03%     1.01%     .99%         1.01%

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Insured Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust intends to invest substantially all of its assets in municipal securities which are covered by insurance with respect to the timely payment of principal and interest. Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of April 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $84,785.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $242,736,505; the aggregate gross unrealized appreciation is $11,355,575 and the aggregate gross unrealized depreciation is $777,609, resulting in net unrealized appreciation on long- and short-term investments of $10,577,966.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. INSURANCE EXPENSE The Trust typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured either through secondary market insurance or portfolio insurance. The insurance policies guarantee the timely payment of principal and interest on the securities in the Trust's portfolio.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average net assets of the Trust. Effective May 17, 2001, this fee was reduced from .60% to .55%

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of
 .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2001, the Trust recognized expenses of approximately $1,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $11,900 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $56,731,349 and $62,433,186, respectively.

4. PREFERRED SHARES

The Trust has outstanding 3,600 Auction Preferred Shares ("APS") in two series of 1,800 shares each. Dividends are cumulative and the dividend rate is generally reset every 28 days for both series through an auction process. The average rate in effect on April 30, 2001 was 3.349%. During the six months ended April 30, 2001, the rates ranged from 3.250% to 6.999%.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date.

    In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date.

    If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.

                             Attn: Closed-End Funds

                              2800 Post Oak Blvd.

                               Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INSURED MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc., All rights reserved.